Exhibit 99.1
Xylem Inc.
301 Water Street SE, Suite, 200
Washington, DC 20003
Tel +1.202.869.9150

Contacts: Media Investors
Houston Spencer +1 (914) 323-5723 Andrea van der Berg +1 (914) 260-8612
houston.spencer@xylem.com andrea.vanderberg@xylem.com

Xylem Reports First Quarter 2024 Results and Raises Full-Year Guidance

•Orders of $2.2 billion, up 43% on a reported basis and 3% organically
•Revenue of $2.0 billion, up 40% on a reported basis and 7% organically
•Earnings per share of $0.63, up 17%; $0.90 on an adjusted basis, up 14%
•Raising full-year revenue guidance to approximately $8.5B, up 15% to 16%, with organic revenue growth of 4% to 6%, up from 3% to 5%
•Lifting full-year adjusted EPS guidance to $4.10 to $4.25, from $4.00 to $4.20

WASHINGTON, D.C., (May 2, 2024) – Xylem Inc. (NYSE: XYL), a leading global water technology company dedicated to solving the world’s most challenging water issues, today reported first-quarter results. The Company’s total revenue of $2.0 billion surpassed prior guidance, on strong execution and demand. First-quarter earnings also exceeded Xylem’s previous guidance.

“The team outperformed on all metrics and continued Xylem’s strong momentum, including record first-quarter margins,” said Matthew Pine, Xylem’s president and CEO. “Operational performance was robust on healthy demand across most segments and regions. We’re also on track to capture the synergies of our integration with Evoqua, and are driving simplification across our business to lock in and extend our margin improvements over time.”

“We are raising our full-year guidance on the strength of the team’s demonstrated ability to capitalize on our markets’ resilient demand. We are confident that Xylem’s platform of solutions is uniquely positioned to enable our customers and communities to become more water-secure, even as the world becomes more water-challenged.”

Net income was $153 million, or $0.63 per share. Net income margin increased 70 basis points to 7.5 percent. These results are driven by strong operational performance, partially offset by higher purchase accounting intangible amortization. Adjusted net income was $219 million, or $0.90 per share, which excludes the impacts of restructuring and realignment costs, amortization of acquired intangible assets, loss from sale of businesses, special charges, and tax-related special items.

First-quarter adjusted earnings before interest, tax, depreciation, and amortization (EBITDA) margin was 19.2 percent, reflecting a year-over-year increase of 290 basis points. Productivity savings, favorable mix, price and volume drove the margin expansion, exceeding the impact of inflation and strategic investments.

Outlook

Xylem now expects full-year 2024 revenue of approximately $8.5 billion, up approximately 15 to 16 percent on a reported basis and up approximately 4 to 6 percent on an organic basis. This represents an increase from the Company’s previous full-year guidance of 14 to 15 percent on a reported basis and 3 to 5 percent on an organic basis.

Full-year 2024 adjusted EBITDA margin is expected to be approximately 20.0 percent, lifted from the previous guide of 19.4 to 19.9 percent. This results in adjusted earnings per share of $4.10 to $4.25, raised from the previous range of $4.00 to $4.20. Full-year free cash flow conversion to net income is still expected to be approximately 115 percent.

Further 2024 planning assumptions are included in Xylem’s first-quarter earnings materials posted at www.xylem.com/investors. Excluding revenue, Xylem provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort.

Supplemental information on Xylem’s first-quarter earnings and reconciliations for certain non-GAAP items is posted at www.xylem.com/investors.

###
About Xylem

Xylem (XYL) is a leading global water technology company committed to solving the world’s critical water challenges with innovation and expertise. Our 23,000 diverse employees delivered combined pro forma revenue of $8.1 billion in 2023. We are creating a more sustainable world by enabling our customers to optimize water and resource management and helping communities in more than 150 countries become water-secure. Join us at www.xylem.com and Let’s Solve Water.

Forward-Looking Statements

This press release contains “forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” "contemplate," "predict," “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” "potential," "may" and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that: are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals (including those related to our social, environmental and other sustainability goals); or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include, among others, the following: the impact of overall industry and general economic conditions, including industrial, governmental, and public and private sector spending, interest rates, inflation and related monetary policy by governments in response to inflation, and the strength of the residential and commercial real estate markets, on economic activity and our operations; geopolitical events, including the ongoing and possible escalation of the conflicts involving Russia and Ukraine, and the Middle East, as well as regulatory, economic and other risks associated with our global sales and operations, including those related to domestic content requirements applicable to projects receiving governmental funding; manufacturing and operating cost increases due to macroeconomic conditions, including inflation, energy supply, supply chain shortages, logistics challenges, tight labor markets, prevailing price changes, tariffs and other factors; demand for our products, disruption, competition or pricing pressures in the markets we serve; cybersecurity incidents or other disruptions of information technology systems on which we rely, or involving our connected products and services; lack of availability or delays in receiving parts and raw materials from our supply chain, including electronic components (in particular, semiconductors); disruptions in operations at our facilities or that of third parties upon which we rely; uncertainty related to the realization of the benefits and synergies from our acquisition of Evoqua Water Technologies Corp.; safe and compliant treatment and handling of water, wastewater and hazardous materials; failure to successfully execute large projects, including with respect to meeting performance guarantees and customers’ budgets, timelines and safety requirements; our ability to retain and attract leadership and other diverse and key talent, as well as competition for overall talent and labor; defects, security, warranty and liability claims, and recalls related to our products; uncertainty around restructuring and realignment actions and related costs and savings; our ability to execute strategic investments for growth, including related to acquisitions and divestitures; availability, regulation or interference with radio spectrum used by certain of our products; volatility in served markets or impacts on our business and operations due to weather conditions, including the effects of climate change; risks related to our sustainability commitments and related disclosures; fluctuations in foreign currency exchange rates; difficulty predicting our financial results; risk of future impairments to goodwill and other intangible assets; changes in our effective tax rates or tax expenses; financial market risks related to our pension and other defined benefit plans; failure to comply with, or changes in, laws or regulations, including those pertaining to our business conduct, operations, products and services, including anti-corruption, data privacy and security, trade, competition, the environment, climate change and health and safety; legal, governmental or regulatory claims, investigations or proceedings and associated contingent liabilities; matters related to intellectual property infringement or expiration of rights; and other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 ("2023 Annual Report") and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).

Forward-looking and other statements in this press release regarding our environmental and other sustainability plans and goals are not an indication that these statements are necessarily material to investors, to our business, operating results, financial condition, outlook, or strategy, to our impacts on sustainability matters or other parties, or are required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking social, environmental and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. All forward-looking statements made herein are based on information currently available to us as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

XYLEM INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED INCOME STATEMENTS (Unaudited) (in millions, except per share data)

	Three Months
For the period ended March 31,	2024	2023
Revenue from products	$1,690	$1,308
Revenue from services	343	140
Revenue	2,033	1,448
Cost of revenue from products	1,021	791
Cost of revenue from services	260	111
Cost of revenue	1,281	902
Gross profit	752	546
Selling, general and administrative expenses	474	354
Research and development expenses	59	53
Restructuring and asset impairment charges	10	8
Operating income	209	131
Interest expense	14	9
Other non-operating income, net	6	4
(Loss) on sale of business	(5)	—
Income before taxes	196	126
Income tax expense	43	27
Net income	$153	$99
Earnings per share:
Basic	$0.63	$0.55
Diluted	$0.63	$0.54
Weighted average number of shares:
Basic	241.9	180.4
Diluted	243.0	181.3

XYLEM INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in millions, except per share amounts)

	March 31, 2024	December 31, 2023

ASSETS
Current assets:
Cash and cash equivalents	$947	$1,019
Receivables, less allowances for discounts, returns and credit losses of $46 and $56 in 2024 and 2023, respectively	1,641	1,617
Inventories	1,039	1,018
Prepaid and other current assets	266	230
Total current assets	3,893	3,884
Property, plant and equipment, net	1,141	1,169
Goodwill	7,509	7,587
Other intangible assets, net	2,454	2,529
Other non-current assets	927	943
Total assets	$15,924	$16,112
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$948	$968
Accrued and other current liabilities	1,098	1,221
Short-term borrowings and current maturities of long-term debt	285	16
Total current liabilities	2,331	2,205
Long-term debt	1,985	2,268
Accrued post-retirement benefits	323	344
Deferred income tax liabilities	558	557
Other non-current accrued liabilities	524	562
Total liabilities	5,721	5,936
Stockholders’ equity:
Common Stock – par value $0.01 per share:
Authorized 750.0 shares, issued 258.6 shares and 257.6 shares in 2024 and 2023, respectively	3	3
Capital in excess of par value	8,618	8,564
Retained earnings	2,667	2,601
Treasury stock – at cost 16.1 shares and 16.0 shares in 2024 and 2023, respectively	(748)	(733)
Accumulated other comprehensive loss	(345)	(269)
Total stockholders’ equity	10,195	10,166
Non-controlling interests	8	10
Total equity	10,203	10,176
Total liabilities and stockholders’ equity	$15,924	$16,112

XYLEM INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

For the three months ended March 31,	2024	2023
Operating Activities
Net income	$153	$99
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	61	28
Amortization	73	32
Share-based compensation	18	12
Restructuring and asset impairment charges	10	8
Loss from sale of business	5	—
Other, net	(2)	3
Payments for restructuring	(11)	(6)
Changes in assets and liabilities (net of acquisitions):
Changes in receivables	(47)	(28)
Changes in inventories	(52)	(55)
Changes in accounts payable	6	(14)
Other, net	(125)	(98)
Net Cash – Operating activities	89	(19)
Investing Activities
Capital expenditures	(74)	(49)
Proceeds from sale of business	11	—
Proceeds from the sale of property, plant and equipment	1	—
Cash received from investments	2	2
Cash paid for investments	(2)	—
Cash received from cross-currency swaps	11	11
Other, net	—	(1)
Net Cash – Investing activities	(51)	(37)
Financing Activities
Long-term debt repaid	(5)	—
Repurchase of common stock	(15)	(8)
Proceeds from exercise of employee stock options	33	7
Dividends paid	(88)	(60)
Other, net	(7)	(2)
Net Cash – Financing activities	(82)	(63)
Effect of exchange rate changes on cash	(28)	12
Net change in cash and cash equivalents	(72)	(107)
Cash and cash equivalents at beginning of year	1,019	944
Cash and cash equivalents at end of period	$947	$837
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$13	$11
Income taxes (net of refunds received)	$39	$49

Xylem Inc. Non-GAAP Measures
Management reviews key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP (or "adjusted") measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to, dividends, acquisitions, share repurchases and debt repayment. Excluding revenue, Xylem provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. These adjusted metrics are consistent with how management views our business and are used to make financial, operating and planning decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following items to represent the non-GAAP measures we consider to be key performance indicators, as well as the related reconciling items to the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
“Organic revenue” and “Organic orders” defined as revenue and orders, respectively, excluding the impact of fluctuations in foreign currency translation and contributions from acquisitions and divestitures. Divestitures include sales or discontinuance of insignificant portions of our business that did not meet the criteria for classification as a discontinued operation. The period-over-period change resulting from foreign currency translation impacts is determined by translating current period and prior period activity using the same currency conversion rate.
“Constant currency” defined as financial results adjusted for foreign currency translation impacts by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” and "Adjusted Segment EBITDA" reflect the adjustments to EBITDA and segment EBITDA, respectively, to exclude share-based compensation charges, restructuring and realignment costs, gain or loss from sale of businesses and special charges.
“Adjusted EBITDA Margin” and “Adjusted Segment EBITDA Margin” defined as adjusted EBITDA and adjusted segment EBITDA divided by total revenue and segment revenue, respectively.
“Adjusted Operating Income”, “Adjusted Segment Operating Income”, “Adjusted Net Income” and “Adjusted EPS” defined as operating income, segment operating income, net income and earnings per share, adjusted to exclude restructuring and realignment costs, amortization of acquired intangible assets, gain or loss from sale of businesses, special charges and tax-related special items, as applicable.
“Adjusted Operating Margin” and “Adjusted Segment Operating Margin” defined as adjusted operating income and adjusted segment operating income divided by total revenue and segment revenue, respectively.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures, and “Free Cash Flow Conversion” defined as Free Cash Flows divided by net income, excluding the gain on sale of businesses and other non-recurring, significant non-cash impacts, such as non-cash impairment charges and significant deferred tax items. Our definitions of "free cash flow" and "free cash flow conversion" do not consider certain non-discretionary cash payments, such as debt.
"Adjusted Free Cash Flow" defined as free cash flow adjusted for significant cash items for which the corresponding income statement impact does not occur within the same fiscal year.
“Realignment costs” defined as costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, severance, relocation, travel, facility set-up and other costs.
“Special charges” defined as costs incurred by the Company, such as acquisition and integration related costs and non-cash impairment charges.
“Tax-related special items” defined as tax items, such as tax return versus tax provision adjustments, tax exam impacts, tax law change impacts, excess tax benefits/losses and other discrete tax adjustments.

Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Orders
($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Orders	Orders	Change 2024 v. 2023	% Change 2024 v. 2023	Acquisitions/ Divestitures	FX Impact	Change Adj. 2024 v. 2023	% Change Adj. 2024 v. 2023
	2024	2023

Quarter Ended March 31
Xylem Inc.	2,246	1,570	676	43%	(621)	(1)	54	3%	43%
Water Infrastructure	646	461	185	40%	(154)	(2)	29	6%	40%
Applied Water	480	483	(3)	(1)%	—	—	(3)	(1)%	(1)%
Measurement and Control Solutions	429	415	14	3%	—	—	14	3%	3%
Water Solutions and Services	691	211	480	227%	(467)	1	14	7%	228%

Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A
	Revenue	Revenue	Change 2024 v. 2023	% Change 2024 v. 2023	Acquisitions / Divestitures	FX Impact	Change Adj. 2024 v. 2023	% Change Adj. 2024 v. 2023
	2024	2023

Quarter Ended March 31
Xylem Inc.	2,033	1,448	585	40%	(480)	(2)	103	7%	40%
Water Infrastructure	574	410	164	40%	(137)	(1)	26	6%	40%
Applied Water	436	453	(17)	(4)%	—	(1)	(18)	(4)%	(4)%
Measurement and Control Solutions	462	378	84	22%	—	(1)	83	22%	22%
Water Solutions and Services	561	207	354	171%	(343)	1	12	6%	171%

Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

	Q1
	2024	2023
Total Revenue
• Total Xylem	2,033	1,448
• Water Infrastructure	574	410
• Applied Water	436	453
• Measurement and Control Solutions	462	378
• Water Solutions and Services	561	207
Operating Income
• Total Xylem	209	131
• Water Infrastructure	60	46
• Applied Water	61	83
• Measurement and Control Solutions	70	26
• Water Solutions and Services	50	18
• Corporate/Other	(32)	(42)
Operating Margin
• Total Xylem	10.3%	9.0%
• Water Infrastructure	10.5%	11.2%
• Applied Water	14.0%	18.3%
• Measurement and Control Solutions	15.2%	6.9%
• Water Solutions and Services	8.9%	8.7%
• Corporate/Other	NM	NM
Special Charges
• Total Xylem	16	25
• Water Infrastructure	2	—
• Applied Water	—	—
• Measurement and Control Solutions	—	2
• Water Solutions and Services	9	—
• Corporate/Other	5	23
Restructuring & Realignment Costs
• Total Xylem	15	11
• Water Infrastructure	7	3
• Applied Water	2	3
• Measurement and Control Solutions	2	5
• Water Solutions and Services	3	—
• Corporate/Other	1	—
Purchase Accounting Intangible Amortization Adjustment
• Total Xylem	54	18
• Water Infrastructure	19	1
• Applied Water	—	—
• Measurement and Control Solutions	14	14
• Water Solutions and Services	21	3
• Corporate/Other	—	—
Adjusted Operating Income
• Total Xylem	294	185
• Water Infrastructure	88	50
• Applied Water	63	86
• Measurement and Control Solutions	86	47
• Water Solutions and Services	83	21
• Corporate/Other	(26)	(19)
Adjusted Operating Margin
• Total Xylem	14.5%	12.8%
• Water Infrastructure	15.3%	12.2%
• Applied Water	14.4%	19.0%
• Measurement and Control Solutions	18.6%	12.4%
• Water Solutions and Services	14.8%	10.1%
• Corporate/Other	NM	NM

Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)

	Q1 2024				Q1 2023
	As Reported	Adjustments		Adjusted	As Reported	Adjustments		Adjusted
Total Revenue	2,033	—		2,033	1,448	—		1,448
Operating Income	209	85	a	294	131	54	a	185
Operating Margin	10.3%			14.5%	9.0%			12.8%
Interest Expense	(14)	—		(14)	(9)	—		(9)
Other Non-Operating Income (Expense)	6	—		6	4	—		4
Gain/(Loss) from Sale of Business	(5)	5		—	—	—		—
Income before Taxes	196	90		286	126	54		180
Provision for Income Taxes	(43)	(24)	b	(67)	(27)	(9)	b	(36)
Net Income	153	66		219	99	45		144
Diluted Shares	243.1			243.1	181.3			181.3
Diluted EPS	$0.63	$0.27		$0.90	$0.54	$0.25		$0.79

(1) 2023 amounts have been recast to adjust for historical purchase accounting intangible amortization.

a	Restructuring & realignment costs: 2024 - $15 million and 2023 - $11 million
Special charges: 2024 - $15 million of acquisition & integration cost and $1 million of asset impairment charges; 2023 - $23 million of acquisition & integration cost and $2 million of asset impairment charges
Purchase accounting intangible amortization: 2024 - $54 million and 2023 - $18 million
b	2024 - Net tax impact on pre-tax adjustments (note a) of $22 million and other tax special items of $2 million; 2023 - Net tax impact on pre-tax adjustments (note a) of $9 million
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)

	Q1
	2024	2023
Net Cash - Operating Activities	$89	$(19)
Capital Expenditures - PP&E	(59)	(33)
Capital Expenditures - Software	(15)	(16)
Capital Expenditures	(74)	(49)
Cash paid in excess of tax provision for R&D law change adoption	—	33
Free Cash Flow	$15	$(35)
Net Income	153	99
Gain/(Loss) from sale of business	(5)	—
Restructuring & Realignment Charges - non-cash stock acceleration	(2)	—
Special Charges - non-cash impairment	(1)	(2)
Net Income, excluding gain on sale of businesses, non-cash impairment charges and non-cash pension buyout settlement	$161	$101
Operating Cash Flow Conversion	58%	(19)%
Free Cash Flow Conversion	9%	(35)%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)

2024
	Q1	Q2	Q3	Q4	Total
Net Income	153				153
Net Income Margin	7.5%				7.5%
Depreciation	61				61
Amortization	73				73
Interest Expense (Income), net	7				7
Income Tax Expense	43				43
EBITDA	337				337
Share-based Compensation	18				18
Restructuring & Realignment	15				15
Special Charges	16				16
Loss/(Gain) from sale of business	5				5
Adjusted EBITDA	391				391
Revenue	2,033				2,033
Adjusted EBITDA Margin	19.2%				19.2%

2023
	Q1	Q2	Q3	Q4	Total
Net Income	99	92	152	266	609
Net Income Margin	6.8%	5.3%	7.3%	12.6%	8.3%
Depreciation	28	41	63	61	193
Amortization	32	51	84	76	243
Interest Expense (Income), net	2	5	6	8	21
Income Tax Expense	27	22	33	(56)	26
EBITDA	188	211	338	355	1,092
Share-based Compensation	12	15	18	15	60
Restructuring & Realignment	11	36	33	23	103
U.K. Pension Settlement	—	—	—	—	—
Special Charges	25	67	22	22	136
Loss/(Gain) from sale of business	—	—	—	1	1
Adjusted EBITDA	236	329	411	416	1,392
Revenue	1,448	1,722	2,076	2,118	7,364
Adjusted EBITDA Margin	16.3%	19.1%	19.8%	19.6%	18.9%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)

2024
	Q1	Q2	Q3	Q4	Total
Operating Income	60				60
Operating Margin	10.5%				10.5%
Depreciation	10				10
Amortization	21				21
Other non-operating expense, excluding interest income	(1)				(1)
EBITDA	90			—	90
Share-based Compensation	3				3
Restructuring & Realignment	7				7
Special Charges	2				2
Adjusted EBITDA	102			—	102
Revenue	574				574
Adjusted EBITDA Margin	17.8%				17.8%

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	46	70	84	75	275
Operating Margin	11.2%	13.5%	13.7%	11.1%	12.4%
Depreciation	7	8	10	9	34
Amortization	2	10	17	26	55
Other non-operating expense, excluding interest income	—	1	(1)	3	3
EBITDA	55	89	110	113	367
Share-based Compensation	2	3	4	4	13
Restructuring & Realignment	3	2	2	11	18
Special Charges	—	12	6	10	28
Adjusted EBITDA	60	106	122	138	426
Revenue	410	519	612	674	2,215
Adjusted EBITDA Margin	14.6%	20.4%	19.9%	20.5%	19.2%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)

2024
	Q1	Q2	Q3	Q4	Total
Operating Income	61				61
Operating Margin	14.0%				14.0%
Depreciation	6				6
Amortization	1				1
Other non-operating expense, excluding interest income	—				—
EBITDA	68				68
Share-based Compensation	2				2
Restructuring & Realignment	2				2
Special Charges	—				—
Adjusted EBITDA	72				72
Revenue	436				436
Adjusted EBITDA Margin	16.5%				16.5%

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	83	84	73	70	310
Operating Margin	18.3%	17.6%	15.7%	15.3%	16.7%
Depreciation	5	6	7	7	25
Amortization	1	1	—	1	3
Other non-operating expense, excluding interest income	(1)	—	—	(1)	(2)
EBITDA	88	91	80	77	336
Share-based Compensation	1	—	1	1	3
Restructuring & Realignment	3	2	6	2	13
Special Charges	—	—	—	—	—
Adjusted EBITDA	92	93	87	80	352
Revenue	453	478	465	457	1,853
Adjusted EBITDA Margin	20.3%	19.5%	18.7%	17.5%	19.0%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Measurement and Control Solutions
($ Millions)

2024
	Q1	Q2	Q3	Q4	Total
Operating Income	70				70
Operating Margin	15.2%				15.2%
Depreciation	6				6
Amortization	27				27
Other non-operating expense, excluding interest income	(1)				(1)
EBITDA	102				102
Share-based Compensation	1				1
Restructuring & Realignment	2				2
Special Charges	—				—
Adjusted EBITDA	105				105
Revenue	462				462
Adjusted EBITDA Margin	22.7%				22.7%

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	26	29	35	43	133
Operating Margin	6.9%	7.6%	8.5%	9.8%	8.3%
(Loss)/Gain from Sale of Business	—	—	—	(1)	(1)
Depreciation	6	7	7	7	27
Amortization	24	24	24	25	97
Other non-operating expense, excluding interest income	—	(1)	—	(3)	(4)
EBITDA	56	59	66	71	252
Share-based Compensation	2	2	1	2	7
Restructuring & Realignment	5	2	5	5	17
Special Charges	2	—	1	1	4
Loss/(Gain) from sale of business	—	—	—	1	1
Adjusted EBITDA	65	63	73	80	281
Revenue	378	384	413	437	1,612
Adjusted EBITDA Margin	17.2%	16.4%	17.7%	18.3%	17.4%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Solutions and Services
($ Millions)

2024
	Q1	Q2	Q3	Q4	Total
Operating Income	50				50
Operating Margin	8.9%				8.9%
(Loss)/Gain from sale of business	(5)				(5)
Depreciation	38				38
Amortization	22				22
Other non-operating expense, excluding interest income	—				—
EBITDA	105				105
Share-based Compensation	3				3
Restructuring & Realignment	3				3
Special Charges	9				9
(Loss)/Gain from sale of business	5				5
Adjusted EBITDA	125				125
Revenue	561				561
Adjusted EBITDA Margin	22.3%				22.3%

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	18	26	33	55	132
Operating Margin	8.7%	7.6%	5.6%	10.0%	7.8%
Depreciation	10	19	39	37	105
Amortization	3	15	39	22	79
Other non-operating expense, excluding interest income	—	—	1	—	1
EBITDA	31	60	112	114	317
Share-based Compensation	1	4	3	2	10
Restructuring & Realignment	—	8	9	3	20
Special Charges	—	7	9	6	22
(Loss)/Gain from sale of business	—	—	—	—	—
Adjusted EBITDA	32	79	133	125	369
Revenue	207	341	586	550	1,684
Adjusted EBITDA Margin	15.5%	23.2%	22.7%	22.7%	21.9%